        Transamerica Income Shares, Inc.
        SEMI-ANNUAL REPORT
                   SEPTEMBER 30, 1997

                                      LOGO

===================================================================

REPORT TO SHAREHOLDERS:

    Steady growth with low inflation continues to be the theme for the U.S. economy. While the economy grew at a 3.5% annual rate in the third quarter, productivity enhancements resulted in minimal unit labor cost increases. Consequently, long-term U.S. Treasury interest rates have remained in the 6.00% to 6.50% range during the last several months.

    The economic situation in the rest of the world is not as sanguine. Contractionary economic policies undertaken by the governments of Japan and other Southeast Asian countries have dampened prospects for global growth. Competitive currency devaluations allowed by these governments have altered the outlook for inflation on a worldwide basis. In addition, European countries are adopting austerity measures in order to shrink budget deficits to levels mandated by the future European Monetary Union.

    While U.S. economic growth remains stable, the slowing of global economic growth will take its toll here, probably causing a .25% to .50% decline in GDP next year. The bigger impact will be felt in the overall level of interest rates. Deflation may well be the fear next year, replacing the Federal Reserve's long standing concern over runaway inflation.

    In this environment, interest rates should decline. Transamerica Income Share's portfolio of fixed income securities issued by well-managed companies with low-cost products and services should perform well under this scenario.

    At September 30, 1997, the Company's total net assets were $158,439,158 or $25.07 per share compared to $151,196,455 or $23.93 per share on March 31, 1997. Unaudited net investment income for the six months ended September 30, 1997 was $6,127,181 or $0.97 per share compared to $0.94 per share for the comparable period in 1996. The dividend which is payable monthly, remains at $0.16 per share for a current annual rate of $1.92.

    Highlights: For the six months ended September 30:

               Per Share:                1997      1996
Net investment income.................  $ 0.97    $ 0.94
Income dividends paid.................    0.96      0.93
Capital gain distribution.............      --      0.03
Net asset value.......................  $25.07    $24.17

    Distributions (for fiscal years ended March 31):

     1997.....................................   $1.93*
     1996.....................................   $1.93
     1995.....................................   $1.99*
     1994.....................................   $2.01*
     1993.....................................   $2.01

* Includes a distribution of $0.03, $0.06 and $0.07 from realized gains in 1997, 1995 and 1994, respectively.

    Quality: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on September 30, 1997:

     AAA......................................    1.23%
     AA.......................................   10.02%
     A........................................   24.33%
     BBB......................................   47.15%
     Lower or non-rated.......................   17.27%

DECEMBER DISTRIBUTION DECLARED

    On November 17, 1997, the Board of Directors declared a distribution of $0.20 per share payable December 15, 1997 to shareholders of record on November 28, 1997. The distribution includes a long-term capital gains distribution of approximately $0.04 per share, with the remaining $0.16 from net investment income. Tax information for 1997 will be furnished to shareholders in January 1998.

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997
(UNAUDITED)

Principal                                          Market
  Amount                                            Value
----------                                      -------------
BONDS & DEBENTURES -- 98.4%
DOMESTIC & FOREIGN GOVERNMENTS -- 4.2%
 4,000,000  Commonwealth of Australia
            9.625%, 02/01/06                    $   4,747,840
 1,500,000  US Treasury Bond, 10.75%, 08/15/05      1,923,285

ELECTRIC & GAS UTILITIES -- 15.2%
 2,250,000  Arizona Public Service Company
            10.25%, 05/15/20                        2,505,893
    88,000  Arkansas Power & Light Company
            10.00%, 02/01/20                           94,091
 2,200,000  Boston Edison, 9.375%, 08/15/21         2,415,358
 2,000,000  Cleveland Electric Illumination
            Company 9.50%, 05/15/05                 2,198,800
 2,000,000  Colorado Interstate Gas Co.
            10.00%, 06/15/05                        2,389,880
 2,000,000  Commonwealth Edison
            9.875%, 06/15/20                        2,324,560
 1,000,000  Connecticut Light & Power Co.
            7.875%, 10/01/24                        1,025,640
 1,000,000  Detroit Edison, 8.21%, 08/01/22         1,067,970
 2,500,000  Gulf States Utilities,
            8.94%, 01/01/22                         2,736,025
 2,000,000  Hydro-Quebec, 8.00%, 02/01/13           2,175,180
            Long Island Lighting
 1,500,000  9.00%, 11/01/22                         1,670,700
 2,300,000  9.625%, 07/01/24                        2,380,431
 1,000,000  Virginia Electric & Power,
            8.625%, 10/01/24                        1,094,810
FINANCIAL -- 6.1%
 3,000,000  Barclays North American
            10.50%, 12/15/17                        3,174,270
 2,000,000  Fleet Financial Group, Inc.
            8.125%, 07/01/04                        2,152,460
 3,000,000  GMAC, 8.50%, 01/01/03                   3,261,060
 1,000,000  Lehman Brothers Holding
            8.875%, 03/01/02                        1,077,120

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997
(UNAUDITED)

Principal                                          Market
  Amount                                            Value
----------                                      -------------
FOREST & PAPER PRODUCTS -- 4.9%
            Georgia Pacific
 3,000,000  9.625%, 03/15/22                    $   3,359,640
 3,000,000  8.25%, 03/01/23                         3,129,240
 1,000,000  James River Corp.,
            9.25%, 11/15/21                         1,197,990
INDUSTRIALS -- 14.4%
 1,000,000  Carpenter Tech., 9.00%, 03/15/22        1,081,860
            Caterpillar Corp.,
 2,500,000  9.75%, 06/01/19                         2,722,800
 1,000,000  9.375%, 03/15/21                        1,251,830
 2,000,000  Cincinnati Milacron, Inc.
            8.375%, 03/15/04                        2,050,000
 3,000,000  ConAgra, Inc., 9.75%, 03/01/21          3,770,700
 3,750,000  General Motors A,
            9.40%, 07/15/21                         4,684,313
 1,000,000  Lear Corporation, 9.50%, 07/15/06       1,095,000
 4,000,000  McDonnell Douglas,
            9.25%, 04/01/02                         4,441,520
   575,000  National Steel, 8.375%, 08/01/06          577,875
 1,000,000  Textron, Inc., 8.75%, 07/01/22          1,060,440
MEDIA -- 10.0%
 1,000,000  CF Cable TV, 9.125%, 07/15/07           1,087,500
 1,000,000  Continental Cable,
            9.50%, 08/01/13                         1,162,070
 3,500,000  News America Holdings, Inc.
            9.25%, 02/01/13                         4,008,200
 2,000,000  Roger Cable Sys.,
            10.00%, 03/15/05                        2,195,000
            Tele-Communications, Inc.
 2,500,000  9.80%, 02/01/12                         2,965,700
 2,000,000  9.25%, 01/15/23                         2,138,020
 2,000,000  Time Warner, Inc.,
            9.125%, 01/15/13                        2,295,180
OTHER -- 1.3%
 2,000,000  Station Casinos,
            10.125%, 03/15/06                       2,035,000

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997
(UNAUDITED)

Principal                                          Market
  Amount                                            Value
----------                                      -------------
PETROLEUM -- 5.3%
 1,000,000  Noble Affiliates, 8.00%, 04/01/27   $   1,068,270
            Occidental Petroleum
   500,000  10.125%, 09/15/09                         630,085
 1,100,000  9.25%, 08/01/19                         1,352,296
 4,000,000  Phillips Petroleum,
            8.49%, 01/01/23                         4,336,840
 1,000,000  Triton Energy, 9.25%, 04/15/05          1,052,500
PIPELINES -- 5.1%
 1,000,000  Arkla, Inc., 8.90%, 12/15/06            1,142,220
 2,000,000  Northwest Pipeline Corp.
            9.00%, 08/01/22                         2,139,560
 2,000,000  TransCanada Pipeline, Ltd.
            8.50%, 03/20/23                         2,124,100
 2,500,000  Transco Energy, 9.375%, 08/15/01        2,742,800
RETAIL -- 11.9%
            Dayton Hudson
 1,000,000  10.00%, 01/01/11                        1,251,760
 2,800,000  9.25%, 08/15/11                         3,340,932
 1,000,000  8.50%, 12/01/22                         1,053,070
            May Dept. Stores,
   750,000  9.75%, 02/15/21                           920,445
 2,000,000  8.375%, 10/01/22                        2,113,080
 3,000,000  Pathmark Stores, 9.625%, 05/01/03       2,970,000
 3,500,000  Ralphs Grocery,
            11.00%, 06/15/05*                       3,832,500
 3,050,000  Stater Brothers, 11.00%, 03/01/01       3,355,000
TELECOMMUNICATIONS -- 6.5%
 3,000,000  General Telephone & Electronics
            10.75%, 09/15/17                        3,153,900
 3,000,000  Pacific Bell, 8.50%, 08/15/31           3,249,870
 3,500,000  Valassis Communications
            9.55%, 12/01/03                         3,893,575

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997
(UNAUDITED)

Principal                                          Market
  Amount                                            Value
----------                                      -------------
TRANSPORTATION -- 13.5%
 1,000,000  Burlington Northern,
            9.25%, 10/01/06                     $   1,161,880
 3,000,000  CSX, 9.00%, 08/15/06                    3,412,770
            Delta Air Lines
 2,000,000  10.375%, 02/01/11                       2,534,480
 2,000,000  9.75%, 05/15/21                         2,497,140
 2,500,000  Federal Express, 9.625%, 10/15/19       2,728,775
            Kansas City Southern Industries, Inc.
 2,250,000  8.80%, 07/01/22                         2,386,012
 1,800,000  6.625%, 03/01/25                        1,771,398
 4,000,000  United Airlines, Inc.,
            9.75%, 08/15/21                         4,956,200
                                                -------------
TOTAL BONDS & DEBENTURES
(cost $142,378,057)                               155,896,709
SHORT-TERM INVESTMENT -- .5%
  State Street Bank Eurodollar Time Deposit
  4.75%, 10/01/97                                     780,495
                                                -------------
TOTAL INVESTMENTS (cost $143,158,552)             156,677,204
Other assets, less liabilities -- 1.1%              1,761,954
                                                -------------
NET ASSETS -- 100.0%                            $ 158,439,158
                                                =============

*Rule 144A security

Aggregate cost of investments, other than short-term investments, for Federal income tax purposes at September 30, 1997 was $142,378,057. The aggregate gross unrealized appreciation and depreciation, respectively, for all securities were as follows: excess of value over tax cost $13,731,252; excess of tax cost over value $(212,600). Net unrealized appreciation for tax purposes is $13,518,652.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
(UNAUDITED)

ASSETS
Investments, at value (identified cost
  $143,158,552)                         $ 156,677,204
Interest receivable                         2,889,017
Other assets                                   28,363
                                        -------------
                                          159,594,584
                                        -------------

LIABILITIES
Payable for:
  Income dividends declared                 1,011,003
  Management fee                               64,926
Other accrued expenses                         79,497
                                        -------------
                                            1,155,426
                                        -------------

NET ASSETS applicable to 6,318,771
  capital shares outstanding, $1.00
  par value (authorized 20,000,000
  shares)                               $ 158,439,158
                                        =============
NET ASSET VALUE PER SHARE               $       25.07
                                        =============
NET ASSETS CONSIST OF:
  Paid-in capital                       $ 143,783,428
  Capital gains retained                      405,455
  Undistributed net investment income         275,292
  Accumulated net realized gain on
    investments                               456,331
  Net unrealized appreciation of
    investments                            13,518,652
                                        -------------
NET ASSETS                              $ 158,439,158
                                        =============

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
(UNAUDITED)

INVESTMENT INCOME
  Interest income                          $ 6,611,050
                                           -----------
EXPENSES
  Management fee                               390,206
  Transfer agent fees and
    expenses                                    23,931
  Postage                                       14,550
  Audit                                         18,032
  Insurance                                      7,992
  Custodian fees                                 8,535
  Directors' fees and
    expenses                                     5,847
  Other                                         14,776
                                           -----------
                                               483,869
                                           -----------
NET INVESTMENT INCOME                        6,127,181
                                           -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Realized gain from security
transactions (excluding
short-term securities):
  Proceeds from sales         13,477,928
  Cost of securities sold     12,867,835       610,093
                             -----------
Increase in unrealized
appreciation of
investments:
  Beginning of period          6,947,203
  End of period               13,518,652     6,571,449
                             -----------   -----------
Net realized and unrealized
gain on investments                          7,181,542
                                           -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                            $13,308,723
                                           ===========

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                             Six months       Year
                               ended         ended
                              9-30-97*      3-31-97
                            ------------  ------------
Increase (decrease) in Net
Assets:
Operations:
  Net investment income     $  6,127,181  $ 11,941,720
  Net realized gain (loss)
    on investment
    transactions                 610,093      (153,986)
  Increase (decrease) in
    unrealized
    appreciation of
    investments                6,571,449    (3,690,385)
                            ------------  ------------
Net increase in net assets
resulting from operations     13,308,723     8,097,349
                            ------------  ------------
Dividends/distributions to
shareholders:
  From net investment
    income ($0.96 and
    $1.90, respectively)      (6,066,020)  (11,979,126)
  From capital gains
    ($0.03 per share)                         (216,102)
                            ------------  ------------
                              (6,066,020)  (12,195,228)
                            ------------  ------------
Increase (decrease) in Net
Assets                         7,242,703    (4,097,879)
Net Assets:
Beginning of period          151,196,455   155,294,334
                            ------------  ------------
End of period (including
  undistributed net
  investment income of
  $275,292 and $214,131,
  respectively)             $158,439,158  $151,196,455
                            ============  ============

*Unaudited

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

For a share of the Fund outstanding throughout each period:

                      Six months                      Year ended March 31
                        ended       --------------------------------------------------------
                       9-30-97*       1997        1996        1995        1994       19931
                      ----------    --------    --------    --------    --------    --------
Net Asset Value,
beginning of period      $23.93       $24.58      $23.37      $24.17      $25.15      $24.00
Investment
 Operations:
Net investment
 income                    0.97         1.89        1.94        1.93        1.95        2.03
Net realized and
 unrealized gain
 (loss)                    1.13        (0.61)       1.20       (0.74)      (0.92)       1.61
                       --------     --------    --------    --------    --------    --------
Total from
 investment
 operations                2.10         1.28        3.14        1.19        1.03        3.64
                       --------     --------    --------    --------    --------    --------
Dividends/Distributions
 to Shareholders:
 Net investment
  income                  (0.96)       (1.90)      (1.93)      (1.93)      (1.94)      (2.01)
Net realized gains            -        (0.03)          -       (0.06)      (0.07)          -
                       --------     --------    --------    --------    --------    --------
                          (0.96)       (1.93)      (1.93)      (1.99)      (2.01)      (2.01)
                       --------     --------    --------    --------    --------    --------
Dilution resulting
 from rights
 offering                     -            -           -           -           -       (0.48)
                       --------     --------    --------    --------    --------    --------
Net Asset Value,
 End of period           $25.07       $23.93      $24.58      $23.37      $24.17      $25.15
                       ========     ========    ========    ========    ========    ========
Market Value per
 share, end of
 period                 $24.625      $24.375     $24.375     $22.500     $23.375     $26.375
                       ========     ========    ========    ========    ========    ========
Total Return(2)            9.29%        8.22%      17.08%       5.07%      -4.27%      11.81%
                       ========     ========    ========    ========    ========    ========
RATIOS AND
SUPPLEMENTAL DATA
Expenses to average
 net assets                0.62%        0.62%       0.62%       0.68%       0.69%       0.60%
Net investment
 income to average
 net assets                7.89%        7.77%       7.83%       8.35%       7.60%       8.27%
Portfolio turnover            9%          16%         14%         15%         15%         32%
Net assets, end of
 period (in
 thousands)            $158,439     $151,196    $155,294    $147,670    $152,699    $158,912
                       ========     ========    ========    ========    ========    ========

---------------------------

1 Based on monthly average shares outstanding during the year.

2 Based on the market price of the Company's shares and including the reinvestments of dividends and distributions at prices obtained by the Company's dividend reinvestment plan.

* Unaudited.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

  (A) Valuation of Securities -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

  (B) Securities Transactions, Investment Income and Expenses -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Distributions from net investment income are determined and paid monthly.

  (C) Federal Income Taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. At March 31, 1997, the Company had a capital loss carryforward of $153,986 available which expires in 2005 and, to the extent provided by regulations, can be used to offset future realized gains of the Company.

  (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a wholly owned subsidiary of Transamerica Corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 1997.

  Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

  As of September 30, 1997, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $13,406,905 and $13,477,928, respectively, for the six months ended September 30, 1997.

RESULTS FROM ANNUAL SHAREHOLDER MEETING

At the shareholders' meeting held July 31, 1997, a total of 5,026,012 shares were represented by proxy, 79.54% of all outstanding shares. The five current directors were reelected. The votes for reelection of Donald E. Cantlay, Richard
N. Latzer, DeWayne W. Moore, Gary U. Rolle', and Peter J. Sodini were 4,945,591, 4,963,502, 4,937,239, 4,956,949 and 4,958,296, respectively, and the votes withheld as to each were 80,421, 62,510, 88,773, 69,063 and 67,716, respectively.

  A proposal to continue the present Management and Investment Advisory Agreement between the Company and Transamerica Investment Services, Inc. was approved as follows: 4,900,480 votes for and 41,274 votes against, with 84,258 abstentions. A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company was also approved as follows: 4,930,412 votes for and 25,866 votes against, with 69,734 abstentions.

  In certain circumstances, brokers and nominees can return a proxy as a "non-vote"; however, no non-votes were received on any of the above matters.

DEWAYNE W. MOORE RETIRES AS DIRECTOR

On October 30, 1997, Mr. DeWayne W. Moore announced his decision to retire as a Director of the Company. Mr. Moore served the Company and its shareholders as a Director since 1980. For the past 11 years, he also served as Chairman of the Company's Audit Committee, the Committee which monitors the operations of the Company, its Adviser and its independent auditors. His energy and devotion to the Company and unstinting effort as a Director will be missed, as will his wise counsel and presence at the Board meetings.

JON C. STRAUSS ELECTED AS DIRECTOR

The Board is pleased to announce the election of Dr. Jon C. Strauss whom, upon recommendation of the Company's Corporate Responsibility Committee, was unanimously elected to fill the position on the Board of Directors vacated by Mr. Moore. Dr. Strauss, a Ph.D. in electrical engineering, has a distinguished career in both the academic and business communities. Dr. Strauss is President of Harvey Mudd College in Claremont, California.

OFFICERS AND DIRECTORS

THOMAS M. ADAMS, Secretary
DONALD E. CANTLAY, Director
SUSAN R. HUGHES, Treasurer
SHARON K. KILMER, Vice President
RICHARD N. LATZER, Director
GARY U. ROLLE, President & Chairman
SUSAN A. SILBERT, Vice President
PETER J. SODINI, Director
JON C. STRAUSS, Director
----------------------------------------------------------
INVESTMENT ADVISER

Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015
TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
111 Founders Plaza, Suite 1100
East Hartford, CT 06108
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469
LISTED

New York Stock Exchange
Symbol: TAI
----------------------------------------------------------

A dividend reinvestment plan is available.
For information, contact the plan agent:

ChaseMellon Shareholder Services, L.L.C.
Shareholder Investment Services
1-800-288-9541
----------------------------------------------------------

Transamerica Income Shares is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.